VOYA SERIES FUND, INC. Voya Government Money Market Fund (the “Fund”) Supplement dated September 30, 2019 to the Fund’s current Statement of Additional Information dated July 31, 2019 (the “SAI”)

On September 12, 2019, the Fund’s Board of Directors approved changes to the Voya funds’ policy with respect to the Fund’s disclosure of portfolio holdings.

Effective September 30, 2019, the Fund’s SAI is revised as follows:

1.	The second paragraph of the section entitled “Disclosure of The Fund’s Portfolio Securities” is deleted and replaced with the following:

In addition, the Fund posts a full list of its portfolio holdings on Voya’s website as of the last business day of the previous month, along with any items required by Rule 2a-7 under the 1940 Act no later than the 5th business day of the month. The information will be available on the website for a period of no less than six months. The portfolio holdings schedule is as of the last business day of the previous calendar month.

2.	The fourth paragraph of the section entitled “Disclosure of The Fund’s Portfolio Securities” is deleted and replaced with the following:

The Fund also compiles a list of its ten largest (“Top Ten”) holdings and/or its Top Ten largest issuers. This information is made available on Voya’s website on the 10th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The Top Ten holdings and/or issuer information shall be as of the last day of the previous calendar month.

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